Consolidated Balance Sheet Parenthetical (Parentheticals) (USD $) In Millions, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Common Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares Authorized	250	250
Common Stock, Shares, Issued	52	51
Common Stock, Shares, Outstanding	52	51
Preferred Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Preferred Stock, Shares Authorized	50	50
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0